UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 25, 2003
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                       ANCHOR GLASS CONTAINER CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-23359                59-3417812
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
       incorporation )                  File Number)         Identification No.)

        One Anchor Plaza
   4343 Anchor Plaza Parkway
         Tampa, Florida                                          33634-7513
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (813) 884-0000
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Item 5. Other Events.

     On September 25, 2003, Anchor Glass Container Corporation (the "Company") announced that its initial public offering of 7,500,000 shares of its common stock priced at $16.00 per share.

     Filed herewith, as Exhibit 99.1, is the press release of the Company dated September 25, 2003 announcing the pricing of the initial public offering of its common stock, which press release is incorporated by reference in its entirety.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

     99.1  Press Release, dated September 25, 2003


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ANCHOR GLASS CONTAINER CORPORATION


                                          By:  /s/ Richard A. Kabaker
                                               ----------------------
                                          Name:  Richard A. Kabaker
                                          Title: Vice President, General Counsel
                                                 and Secretary

Dated:  September 25, 2003


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                    DESCRIPTION
-------                                 ----------------

99.1                           Press Release, dated September 25, 2003


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                                                                    Exhibit 99.1

                       ANCHOR GLASS CONTAINER CORPORATION
                         IPO PRICED AT $16.00 PER SHARE

     NEW YORK, NEW YORK, September 25, 2003. - Anchor Glass Container Corporation ("Anchor") announced today that its initial public offering of 7,500,000 shares of its common stock priced at $16.00 per share. The transaction is expected to close on Tuesday, September 30, 2003. Credit Suisse First Boston and Merrill Lynch & Co. are acting as joint book-running managers for the offering. Lehman Brothers is acting as a co-manager for the offering. Anchor has granted the underwriters an option to purchase up to an additional 1,125,000 shares of its common stock to cover over-allotments, if any.

     Anchor intends to use the proceeds of the offering to redeem all of its series C participating preferred stock, including accrued and unpaid dividends thereon and to fund working capital and for general corporate purposes. The shares of common stock of Anchor have been approved for listing and began trading today, September 25, 2003, on The Nasdaq National Market under the symbol "AGCC".

     This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     The offering will be made only by means of a prospectus. A prospectus may be obtained from Credit Suisse First Boston LLC, Prospectus Department, One Madison Avenue, New York, New York 10010 (telephone number: 212-325-2580). An electronic copy of the prospectus is available from the Securities and Exchange Commission's Web Site at WWW.SEC.GOV.

     Anchor is the third largest manufacturer of glass containers in the United States. It has nine strategically located facilities where it produces a diverse line of flint (clear), amber, green and other colored glass containers for the beer, beverage, food, liquor and flavored alcoholic beverage markets.